                                                                    EXHIBIT 99.2

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS
                                    --------

Attachment 1                        Summary of Bank and Investment Accounts

Attachment 2                        Schedule of Receipts and Disbursements

Attachment 3                        Bank and Investment Account Statements

Attachment 4                        Income Statement

Attachment 5                        Balance Sheet

Attachment 6                        Summary of Due To/Due From Intercompany Accounts

Attachment 7                        Accounts Receivable Aging

Attachment 8                        Accounts Payable Detail

Attachment 9                        Notes to January 2002 Monthly Operating Report


               Summary Of Bank, Investment & Petty Cash Accounts   Attachment 1
                        Great Ocean Cruise Line, L.L.C.
Summary                     Case No: 01-10959 (EIK)                   Unaudited
Great Ocean               For Month Of January, 2002
Cruise Line, LLC


                                            Balances                Receipts &          Bank
                                   Opening           Closing        Disbursements       Statements              Account
Account                         As Of 1/01/02      As Of 1/31/02    Included            Included                Reconciled
-------                         -------------      -------------    -------------       ----------              ----------
Mississippi Queen Steamer          10,000.00         10,000.00      Yes                 No - Not                Yes
Hibernia                                                                                Concentration
Account # - 812-502-719                                                                 Account

Mississippi Queen                       0.00               0.00      No-                Not A Bank              No -
Petty Cash                                                           No Activity        Account                 No Activity


                            Receipts & Disbursements             Attachment 2-1
                        Great Ocean Cruise Line. L.L.C.
R&D -                       Case No: 01-109591(EIK)                   Unaudited
Hibernia - MQ Steamer             Hibernia
                        Mississippi Queen Steamer Account
                             Account # - 812-502-719
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan 02
                                             10,000.00

Receipts
                                              ---------
                                                   0.00   Total Receipts

Disbursements
                                              ---------
                                                   0.00   Total Disbursements

Closing Balance - 31 Jan 02
                                              10,000.00


                 Concentration & Investment Account Statements     Attachment 3
                         Great Ocean Cruise Line. L.L.C.
Summary                     Case No: 01-10959(EIK)
Great Ocean                For Month Of January, 2002
Cruise Line, LLC
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02

currency USD
  Company=21 (MISSISSIPPI QUEEN)


                                                          PTD-Actual
                                                            JAN-02
                                                         -----------
Revenue
  Gross Revenue                                                 0.00
  Allowances                                                    0.00
                                                         -----------
  Net Revenue                                                   0.00
Operating Expenses
  Air                                                           0.00
  Hotel
                                                                0.00
  Commissions                                                   0.00
  Onboard Expenses                                              0.00
  Passenger Expenses                                          285.75
  Vessel Expenses                                           1,785.17
  Layup/Drydock Expense                                   283,749.00
  Vessel Insurance                                         37,067.04
                                                         -----------
  Total Operating Expenses                                322,886.96
                                                         -----------
  Gross Profit                                           (322,886.96)
SG&A Expenses
  General and Admin Expenses                                2,380.64
  Sales & Marketing                                             0.00
  Pre-Opening Costs                                             0.00
                                                         -----------
  Total SG&A Expenses                                       2,380.64
                                                         -----------
  EBITDA                                                 (325,267.60)
  Depreciation                                                  0.00
                                                         -----------
  Operating Income                                       (325,267.60)
  Other Expense/(Income)
Interest Income                                                 0.00
  Interest Expense                                              0.00
  Equity in Earnings for Sub                                    0.00
  Reorganization expenses                                       0.00
                                                         -----------
  Total Other Expense/(Income)                                  0.00
                                                         -----------
  Net Pretax Income/(Loss)                               (325,267.60)
                                                         -----------
  Income Tax Expense                                            0.00
                                                         -----------
Net Income/(Loss)                                        (325,267.60)
                                                         -----------


                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
  Company=21 (MISSISSIPPI QUEEN)

                                                           YTD-Actual              YTD-Actual
                                                             JAN-02                  OCT-01
                                                         --------------          --------------

ASSETS
       Cash and Equivalent                                    10,000.00               91,427.94
       Restricted Cash                                             0.00                    0.00
       Marketable Securities                                       0.00                    0.00
       Accounts Receivable                                    61,448.42               61,448.42
       Inventories                                           321,073.91              387,173.50
       Prepaid Expenses                                            0.00                9,438.70
       Other Current Assets                                        0.00              (14,555.00)
                                                         --------------          --------------
              Total Current Assets                           392,522.33              534,933.56
       Fixed Assets                                       32,530,486.54           32,530,486.54
       Accumulated Depreciation                          (22,994,750.57)         (22,994,750.57)
                                                         --------------          --------------
              Net Fixed Assets                             9,535,735.97            9,535,735.97
       Net Goodwill                                                0.00                    0.00
       Intercompany Due To/From                           19,883,761.21           19,836,574.32
       Net Deferred Financing Fees                                 0.00                    0.00
       Net Investment in Subsidiaries                              0.00                    0.00
       Other Non Current Assets                                    0.00                    0.00
                                                         --------------          --------------
              Total Other Assets                          19,883,761.21           19,836,574.32
                                                         --------------          --------------
              Total Assets                                29,812,019.51           29,907,243.85
                                                         --------------          --------------


                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02
currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                           YTD-Actual              YTD-Actual
                                                             JAN-02                  OCT-01
                                                          -------------           -------------
LIABILITIES
       Accounts Payable                                        4,135.48                9,423.11
       Accrued Liabilities                                 1,218,457.90              935,232.90
       Deposits                                              313,963.90                    0.00
                                                          -------------           -------------
              Total Current Liabilities                    1,536,557.28              944,656.01
       Long Term Debt                                              0.00                    0.00
       Other Long Term Liabilities                                 0.00                    0.00
                                                          -------------           -------------
              Total Liabilities                            1,536,557.28              944,656.01

OTHER
        Liabilities Subject to Compromise                  2,823,587.11            2,827,647.41
                                                          -------------           -------------
               Total Other                                 2,823,587.11            2,827,647.41

 OWNER'S EQUITY
        Common Stock                                               0.00                    0.00
        Add'1 Paid In Capital                              4,571,000.00            4,571,000.00
        Current Net Income (Loss)                           (325,267.60)            (984,131.23)
        Retained Earnings                                 21,206,142.72           22,548,071.66
                                                          -------------           -------------
               Total Owner's Equity                       25,451,875.12           26,134,940.43
                                                          -------------           -------------
               Total Liabilities & Equity                 29,812,019.51           29,907,243.85
                                                          -------------           -------------


                        Great Ocean Cruise Line, L.L.C.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002

                                                                  BEGINNING                                       ENDING
AFFILIATE NAME                                CASE NUMBER          BALANCE           DEBITS       CREDITS         BALANCE
American Classic Voyages Co.                    01-10954        29,473,992.71       17,023.60       600.00     29,490,416.31
AMCV Cruise Operations, Inc.                    01-10967       (21,385,571.10)       1,704.95    18,705.48    (21,402,571.63)
The Delta Queen Steamboat Co.                   01-10970        14,349,980.10      267,666.17           --     14,617,646.27
DQSB II, Inc.                                   01-10974              (877.52)             --           --           (877.52)
Great AQ Steamboat, L.L.C                       01-10960            14,507.47              --           --         14,507.47
Great Pacific NW Cruise Line, L.L.C             01-10977            10,219.55              --           --         10,219.55
Great River Cruise Line, L.L.C                  01-10963            55,591.64              --           --         55,591.64
Cruise America Travel, Incorporated             01-10966        (2,952,311.23)             --           --     (2,952,311.23)
Delta Queen Coastal Voyages, L.L.C              01-10964            85,950.95              --           --         85,950.95
Cape Cod Light, L.L.C                           01-10962             4,980.00              --           --          4,980.00
Cape May Light, L.L.C                           01-10961             1,844.01              --           --          1,844.01
Project America, Inc.                           N/A                 (4,475.20)             --           --         (4,475.20)
Great Hawaiian Properties Corporation           01-10971           (34,964.32)             --           --        (34,964.32)
Great Independence Ship Co.                     01-10969            (2,195.09)             --           --         (2,195 09)
                                                                --------------------------------------------------------------
                                                                19,616,671.97      286,394.72    19,305.48     19,883,761.21
                                                                ==============================================================


GREAT OCEAN CRUISE LINE, L.L.C.                          CASE #: 01-10959 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Detail:                                           0-30 Days       31-60 Days        61-90 Days     91+ Days         Total

Paymentech Credit Card Processor                                                                   39803.67      39803.67
American Express Credit Card Processor                                                              4694.39       4694.39
Discover Credit Card Processor                                                                      5628.41       5628.41
Diners Credit Card Processor                                                                                            0
Travel Agents                                                                                      11321.95      11321.95
Total                                                 0                0                 0         61448.42      61448.42




                                                                  Attachment # 7

                                MISSISSIPPI QUEEN
                                AP-Steamer Checks

                               21-000-221300-00000
                                 JANUARY, 2002

Outstanding CHECKS:

          17103 Garrett TV & Appliances                        (498.75)
          17104 Marvin Ross                                    (957.96)
          17165 Jim Coulson-MCI                                 (50.69)
          17183 S. Baham-Spiegel                                (20.00)
          17190 C. Sisson-J. Sisson                            (199.50)
          17227 Ron VandeVon-Aaron Vandevon                    (228.50)
          17248 A. Sisson-J. Sisson                            (100.00)
          17249 L, Williams-.Cox Cable                          (75.00)
          17263 Tim Skinner-Visa                               (487.21)
          17265 L. Williams-Capitol One                         (70.00)
          17266 L. Williams-Sprint PCS                          (60.00)
          17269 Aaron VandeVen                                 (552.00)
          17272 Jamie Kilb - MNBA                              (150.00)
          17279 Elliot Timms - Bank of America                 (685.87)

          Total per G/L:                                      (4135.48)
                                                              =========


DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have now been performed internally for food and beverage. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. The Debtor ceased operating its primary asset, the Mississippi Queen, on October 22, 2001. In connection therewith, the Debtor ceased recording depreciation and has not adjusted asset values pending the outcome of Chapter 11 proceedings. The Debtor has recorded all post-petition accruals for its next scheduled lay-up in the current period.

3. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.